UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Golden Cycle Gold Corporation
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GOLDEN CYCLE GOLD CORPORATION

1515 South Tejon

Colorado Springs, Colorado  80906

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

June 6, 2006

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (“Annual Meeting”) of GOLDEN CYCLE GOLD CORPORATION (the “Corporation”), a Colorado corporation, will be held at the Sheraton Colorado Springs Hotel, 2886 South Circle Drive, Colorado Springs, Colorado on June 6, 2006, at 9:00 a.m. (local time) for the following purposes:

1. To elect five (5) directors of the Corporation to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified; and

2. To ratify the appointment of Ehrhardt, Keefe, Steiner & Hottman, P.C. independent auditors to audit the books and records of the Corporation at the close of the current year; and

3. To consider and transact such other business as may properly come before the Annual Meeting or any adjournment thereof,

all as more fully set forth in the accompanying Proxy Statement.

The Board of Directors has fixed the close of business on April 24, 2006 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof, and only shareholders of record at the close of business on that date are entitled to notice of and to vote at the Annual Meeting. The books for transfer of shares of the Corporation will not be closed.

A copy of the Company’s Annual Report for the fiscal year ended December 31, 2005 is enclosed herewith.

IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING, PLEASE MARK, SIGN, DATE, AND RETURN THE ENCLOSED PROXY.

By Order of the Board of Directors,

Barbara E. Woodside

Secretary

April 30, 2006

GOLDEN CYCLE GOLD CORPORATION

1515 South Tejon

Colorado Springs, Colorado 80906

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

June 6, 2006

This proxy statement and the accompanying form of proxy are being mailed on or about April 30, 2006 to the holders of record on April 24, 2006 of the Corporation’s Common Stock, without par value (the “Common Stock”), in connection with the solicitation of proxies by the Board of Directors of the Corporation for use at the Annual Meeting to be held for the purposes set forth in the foregoing Notice of Annual Meeting of Shareholders, or any adjournment thereof.

Shares of Common Stock represented by properly executed proxies, if returned in time and not revoked, will be voted in accordance with instructions contained in the proxy. If no instructions are given with respect to any matter specified in the Notice of Annual Meeting to be acted upon at the Annual Meeting, the proxy will be voted for the election of the nominees for election to the Board of Directors (Proposal No. 1), and for the ratification of the appointment of the independent auditors (Proposal No. 2). The enclosed Proxy confers discretionary authority to vote with respect to any and all of the following matters that may properly come before the Annual Meeting: (i) matters which the Company did not receive notice by December 30, 2005; (ii) approval of the Minutes of a prior meeting of Stockholders, if such approval does not amount to ratification of the action taken at such meeting; (iii) the election of any person to any office for which a bona fide nominee named in this Proxy Statement is unable to serve or for good cause will not serve; (iv) any proposal omitted from this Proxy Statement and the form of proxy pursuant to Rules 14a-8 or 14a-9 under the Securities Exchange Act of 1934; and (v) matters incident to the conduct of the Annual Meeting. In connection with such matters, the persons named in the enclosed proxy will vote in accordance with their best judgment.

A shareholder who has given a proxy has the power to revoke it by giving written notice of such revocation to the Corporation’s Secretary at any time prior to the exercise of the proxy, or by requesting the return of the proxy at the Annual Meeting. A shareholder’s presence at the Annual Meeting, without such written notice of revocation or request for return of the proxy, will not cause the proxy to be revoked. Any later dated proxy will revoke a proxy submitted earlier. SHAREHOLDERS WHO DO NOT INTEND TO BE PRESENT AT THE ANNUAL MEETING ARE URGED TO CONSIDER CAREFULLY THE INFORMATION IN THIS PROXY STATEMENT AND TO MARK, SIGN, DATE AND RETURN THEIR PROXIES AS SOON AS POSSIBLE. PROMPT RESPONSE IS HELPFUL.

The cost of solicitation of proxies will be paid by the Corporation. In addition to solicitation of proxies by use of the mails, certain of the officers, directors and employees of the Corporation, without extra remuneration, may solicit proxies personally or by other communication facilities. Arrangements have been made with brokerage houses and other custodians, nominees and fiduciaries which are record holders of the Corporation’s Common Stock to forward proxy materials and annual reports to beneficial owners of such stock, and the Corporation will reimburse such record holders for their reasonable expenses incurred in providing such services.

Pursuant to the Corporation’s By-Laws, the Board of Directors has fixed the close of business on April 24, 2006 as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”). As of the Record Date, there were outstanding 9,744,250 shares of Common Stock. The presence in person or by proxy of the holders of a majority of the outstanding shares is necessary for a quorum. Each share of Common Stock entitles the holder thereof to one vote. Election of directors is by plurality vote, with the five nominees receiving the highest vote totals to be elected as directors. Proposal No. 2 requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting. Abstentions are counted as present in determining whether the quorum requirement is satisfied, but they have no other effect on voting for election of directors. Abstentions are the same as a vote against on other matters. In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy (“broker non-votes”), those shares will be counted for quorum purposes; however, broker non-votes will not be included in the vote totals for any proposal and therefore will have no effect on the vote for any proposal (including the election of directors).

The Annual Report of the Corporation for the year ended December 31, 2005 is enclosed herewith.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MAMAGEMENT

The following table sets forth information as to each person who, to the knowledge of the Board of Directors, was the beneficial owner of more than five (5%) of the Corporation’s Common Stock outstanding as of April 24, 2006.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)		Percent of Class
MIDAS Fund, Inc.	1,964,500	(2)	20.2%
11 Hanover Square
New York, NY 10005

David W. Tice & Associates, LLC	1,298,265	(3)	13.5%
Prudent Bear Funds, Inc.
8140 Walnut Hill Lane, Ste 300
Dallas, Texas 75231

(1)                                  To the best knowledge of the Corporation, except as indicated below, each beneficial owner has sole voting and investment power in respect of such shares.

(2)                                  MIDAS Fund, Inc. is a registered, open-end, investment company and is an advisory client of Midas Management Corporation (“MMC”). Mr. Thomas B. Winmill, a former director of the Corporation, is President of MIDAS Fund, Inc., and its investment manager. MMC is a wholly owned subsidiary of Winmill & Co. Incorporated (“Winco”). Mr. Bassett S. Winmill owns 100% of the outstanding voting stock of Winco and is the principal shareholder of Winco. MMC, Winco and Mr. Bassett S. Winmill each disclaim any economic interest or beneficial ownership in the securities shown above owned by advisory clients of Winco subsidiaries. The information provided here is based on a report on Schedule 13D, dated April 23, 2003.

(3)                                  David W. Tice & Associates, LLC is a registered investment advisor and Prudent Bear Funds, Inc. is a registered investment company. Prudent Bear Funds, Inc. includes two operating portfolios, Prudent Bear Fund and Prudent Global Income Fund. David W. Tice and Associates, LLC is the investment adviser to Prudent Bear Funds, Inc. The information provided here is based on a report on Schedule 13G/A dated February 14, 2005.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Pursuant to the By-Laws of the Corporation, the Board of Directors has fixed the number of Directors at five. The entire Board of Directors is to be elected at each annual meeting of shareholders, and each Director is elected to serve until the next succeeding annual meeting and until his successor is elected and qualifies.

The following individuals have been nominated for election at the Annual Meeting. All of the nominees are currently Directors of the Corporation. The following table sets for each nominee’s name, age, date of commencement of service on the Corporation’s Board, principal occupation and beneficial ownership of the Corporation’s Common Stock.

Name of Nominee		Stock Beneficially		% of Class
Age (Year First		Owned as of		Outstanding
Became Director)	Principal Occupation (1)	April 24, 2006(2)		(3)

Taki N. Anagnoston, M.D. Age 74 (2004)	Private security analyst and investor, real estate investor and developer, medical doctor in private practice for more than forty years.	509,280	(4)	5.2%

Donald L. Gustafson Age 67 (2004)	Vice President, Exploration of the Corporation since Aug. 1, 2004; Consulting Economic Geologist from 1998 and consultant to the Corporation through June 2004; Director of Gold Summit Exploration since 2001; Director of Green River Geology Co PTY LTD since 2004; President and Chief Operating Officer, Quest International Minerals, 1996-1998; Homestake Mining Company from 1975-1990 And Vice President Exploration of Homestake International Minerals, 1985-1990.	35,000	(5)	0.4%

R. Herbert Hampton Age 59 (1999)	President, Chief Executive Officer and Treasurer of the Corporation since April 1999; Vice President, Finance From August 1, 1993 to April 1999; Secretary and Treasurer of the Corporation from May 1994 to April 1999; and an employee of the Corporation since October 1, 1992.	256,110	(6)	2.6%

James C. Ruder Age 76 (2003)	Chairman of Board of the Corporation since June 2003 and of Golden Cycle Exploration since June 2002; Private security analyst and investor, primarily in gold and gold mining Equities for more than twenty years.	51,000	(7)	0.5%

Robert T. Thul Age 61 (2003)	Independent Certified Public Accountant from 1985 to present. Treasurer of Golden Cycle Gold Corporation from 1973 to 1983.	50,125	(8)	0.5%

*  Less than 1%

(1)    The occupation listed constitutes the principal occupation or employment of the referenced individual for at least the past five (5) years, except as otherwise indicated. Correspondence for nominees may be sent to the Company. The address of the persons named in the chart above is c/o Golden Cycle Gold Corporation, 1515 South Tejon, Suite 201, Colorado Springs, Colorado 80906.

(2)    Except as noted below, each beneficial owner has sole voting power and sole investment power.

(3)    Based on 9,744,250 shares of Common Stock issued and outstanding as of April 24, 2006. Shares issuable within 60 days from the date of this Proxy Statement upon exercise of options issued to each Director are treated as outstanding for the purpose of computing the percentage ownership of such Director.

(4)    The indicated number of shares includes 339,145 shares held by a revocable retirement trust for the benefit of Dr. Anagnoston and of which Dr. Anagnoston is trustee, 69,250 shares held by a revocable trust for the benefit of Dr. Anagnoston’s wife, of which he and his wife are trustees, 7,000 shares beneficially owned by Dr. Anagnoston’s wife and 68,885 shares held by a partnership, of which Dr. Anagnoston and his wife are general partners and 25,000 shares issuable to Dr. Anagnoston upon exercise of options.

(5)    Includes 35,000 shares issuable to Mr. Donald L. Gustafson upon exercise of options.

(6)    Includes 225,000 shares issuable to Mr. R. Herbert Hampton upon exercise of options.

(7)    Includes 50,000 shares issuable to Mr. James C. Ruder upon exercise of options.

(8)    Includes 50,000 shares issuable to Mr. Robert T. Thul upon exercise of options and 75 shares owned by Mrs. Thul.

As of April 24, 2006, the officers and directors (five persons) of the Corporation as a group beneficially owned 901,515 shares of Common Stock or approximately 8.9% of such class. The number of shares of Common Stock owned by officers and directors of the Corporation includes an aggregate of 385,000 shares of Common Stock which the officers and directors have the right to acquire within 60 days from the date of this Proxy Statement upon the exercise of options, which shares are treated as outstanding for the purpose of computing the percentage of outstanding shares of Common Stock owned by officers and directors as a group.

Information Concerning Executive Officers

The Corporation’s executive officer is R. Herbert Hampton, President, Chief Executive Officer and Treasurer.

Board and Committee Matters

Independence

The Board of Directors has determined that the following directors, constituting a majority of the members of the Board, are independent as defined under the rules of the NYSE Arca: Mr. Robert T. Thul, Dr. Taki N. Anagnoston, and Mr. James C. Ruder.

Meetings of the Board and Committees

The Board of Directors met 17 times during 2005. Each director attended 75% or more of the total meetings of the Board and the Audit Committee, if he was a member.

Executive Sessions

In addition to the meetings of the Board of Directors discussed above, the Board of Directors conducts at least one Executive Session of the Board of Directors annually. Only the directors who are not also employees of the Corporation, Messrs. Thul, Anagnoston and Ruder, are present at the Executive Sessions. During 2005, one Executive Session was conducted. Each director attended 75% or more of the total meetings of the Board and any committee of which he is a member.

Audit Committee

Pursuant to Paragraph 16 of the Corporation’s By-Laws, the Board of Directors has created an Audit Committee, comprised of Messrs. Robert T. Thul (Chairman), James C. Ruder, and Dr. Taki N. Anagnoston, which is empowered to supervise the auditing of the accounts of the Corporation. Its primary duties and responsibilities are to:  monitor the integrity of the Corporation’s financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance; monitor the independence and performance of the Corporation’s independent auditors; provide an avenue of communication among the independent auditors, management and the Board of Directors; and performing other duties and functions deemed appropriate by the Board. Mr. Robert T. Thul is a “financial expert” as defined by the NYSE Arca and the SEC. The Audit Committee met four times during 2005.

Compensation Committee

The Board of Directors has created a Compensation Committee, comprised of Dr. Taki N. Anagnoston (Chairman), Mr. James C. Ruder, and Mr. Robert T. Thul which is empowered to establish, periodically review and adjust executive compensation. Each of the directors is independent as defined by the NYSE Arca and the SEC. The Compensation Committee was established as of December 2004, its charter is also available on the Company’s website, www.goldencycle.com. The Compensation Committee met once during 2005.

Nominating and Corporate Governance Committee

The Board of Directors has created a Nominating and Corporate Governance Committee, comprised of Messrs. James C. Ruder (Chairman), Robert T. Thul, and Dr. Taki N. Anagnoston which is empowered to select and recommend candidates for the Board of Directors and to develop and recommend corporate governance guidelines and policies for the Corporation. Each of the directors is independent as defined by the NYSE Arca and the SEC. The Nomination and Corporate Governance Committee was established as of December 2004, and its charter is also available on the Company’s website, www.goldencycle.com. The Nominating and Corporate Governance Committee met once during 2005.

Nomination Procedure for the Board of Directors

The Committee will accept for consideration stockholders’ nominations for Directors if made in writing. The nominee’s written consent to the nomination and sufficient background information on the candidate must be included to enable the Board to make proper assessments as to his or her qualifications. Nominations must be addressed to the Secretary of the Corporation or the Nominating and Corporate Governance Committee at the Corporation’s headquarters and must be received no later than December 30, 2006 to be considered for the next annual election of Directors. The Committee will also make its own search for potential candidates that may include candidates identified directly by a variety of means as deemed appropriate by the Committee.

Shareholder Communication with the Board of Directors

Historically, the Company has not adopted a formal process for stockholder communications with the Board. Nevertheless, every effort has been made to ensure that the views of stockholders are heard by the Board, or individual directors as applicable, and that appropriate responses are provided to the stockholder in a timely manner. Stockholders wishing to communicate at any time with the Board of Directors, or a specific member of the Board, may do so by writing the Board or a specific member of the Board by delivering correspondence in person or by mail to:  The Board of Directors, c/o Barbara E. Woodside, Corporate Secretary, 1515 South Tejon, Suite 201, Colorado Springs, Colorado 80906. Communication(s) directed to the Board or a specific Board member will be relayed to the intended Board member(s).

Code of Ethics

The Company has adopted a Code of Ethics that applies to its management (including its Chief Executive Officer and any other accounting officer, controller or persons performing similar functions) and its directors. The Code of Ethics is also available on the Company’s website, www.goldencycle.com. In the event that we amend our Code of Ethics or grant a waiver from its restrictions to a person covered by the Code of Ethics, we intend to provide this information on our website.

Attendance of Board Members at Annual Shareholders Meeting

All Board Members attended the 2005 Annual Shareholders Meeting. The Corporation has an informal policy that all Directors attend every Annual Meeting.

Recommendation of the Board of Directors

The Board of Directors recommends a vote FOR election of the nominees identified above as directors of the Corporation.

Executive Compensation

Summary Compensation Table

The following table sets forth information on the compensation earned by Mr. R. Herbert Hampton, the current Chief Executive Officer. The Chief Executive Officer is the highest paid officer of the Corporation:

Name and				Securities
Principal				Underlying	All Other
Position	Year	Annual Compensation		Options (#)	Compensation
		Salary	Bonus

R. Herbert Hampton	2005	$91,153	—	25,000	—
President, Chief	2004	87,957	—	25,000	—
Executive Officer and Treasurer	2003	85,749	—	25,000	—

Option Grants During Fiscal 2005

The following table sets forth information related to options granted to Mr. Hampton during fiscal 2005.

					Potential Realizable
					Value at Assumed
	Number of				Annual Rates of
	Securities	% of Total			Stock Price
	Underlying	Options Granted	Exercise or		Appreciation for
	Options	to Employees	Base Price	Expiration	Option Term (2)
Name	Granted (1)	during Fiscal Year	($ /sh)	Date	5%	10%

R. Herbert Hampton	25,000	50%	$2.50	6/5/2015	$39,306	$99,609

(1)  Option granted under the 2002 Stock Option Plan. The exercise price of the option was equal to the fair market value of a share of Common Stock on the date of grant and may be paid in cash or with shares of the Common Stock owned by the optionee. The option is exercisable for a period of ten years from the date of grant unless the optionee resigns, retires or dies, in which case the right to exercise the option is limited.

(2)  The values set forth in this column represent the gain which would be realized by the optionee assuming (i) the option is exercised on its expiration date, and (ii) the value of a share of Common Stock has increased annually by a rate of 5% and 10%, respectively, during the term of the option. These growth rates are prescribed by the rules of the Securities and Exchange Commission and are not intended to forecast possible future appreciation for the Corporation’s Common Stock.

Aggregate Option Exercises in Fiscal 2005 and Fiscal Year-End Option Values

The following table sets forth certain information with respect to the value of stock options held by Mr. R. Herbert Hampton at fiscal year end.

	Shares		Number of Securities		Value of Unexercised
	Acquired		Underlying Unexercised		In-the-Money
	On	Value	Options at FY-End (#)		Options at FY-End ($ ) (1)
Name	Exercise	Realized ($ )	Exercisable	Unexercisable	Exercisable	Unexercisable

R. Herbert Hampton	—	—	225,000	—	$472,388	—

(1)          Mr. Hampton holds options entitling him to purchase 225,000 shares of the Corporation’s Common Stock.

Equity Compensation Plan Information

The following table shows information for all equity compensation plans:

Number of Securities
		Weighted-Average	Remaining Available for
		Exercise Price of	Future Issuance Under
	Number of Securities to	Outstanding Options,	Equity Compensation
	be Issued Upon Exercise	Warrants and Rights	Plans (Excluding)
	of Outstanding Options,	(excluding securities	Securities Reflected in
Plan Category	Warrants and Rights	referenced in column a)	the First Column)

Equity Compensation Plans Approved by Security Holders	385,000	$2.13	225,000

Equity Compensation Plans Not Approved by Security Holders	—	—	—

Total	385,000	$2.13	225,000

Compensation of Directors

The compensation payable to directors is established periodically by the Board. During 2005, each non-management director was paid a fee in the amount of $3,000 per meeting attended. For 2006, each non- management member of the Board will be paid a fee of $3,000 for each meeting attended (telephonic meetings excluded) with the Chairman of the Board entitled to an additional fee of $3,000 per year. Directors are also entitled to reimbursement of expenses incurred in connection with such attendance. Members of the Audit Committee are entitled to a fee of $350 for each formal committee meeting with the Chairman of the Audit Committee entitled to an additional fee of $3,000 per year.

Under the terms of the 2002 Stock Option Plan, on June 5th of each year, each director of the Corporation will automatically receive an option to purchase 25,000 shares of the Corporation’s Common Stock at an exercise price equal to the fair market value of such stock on such date, until such director or executive officer has received options to purchase an aggregate of 125,000 shares of Common Stock under such plan. To date, options to purchase 400,000 shares of the Corporation’s Common Stock have been granted under the plan, of which 375,000 are currently outstanding. During 2006, all five directors will receive options under the plan.

Employment Contracts

The Company has a three-year employment contract with its President, Mr. R. Herbert Hampton, which pays an annual salary of $85,000, adjusted annually by the consumer price index, ($93,780 annual rate as of April 2006) and expires on August 1, 2008. The Company has a one-year employment contract with its Vice President, Exploration, Mr. Donald L. Gustafson, which pays an annual salary of $54,000 for approximately half his time and expires on August 1, 2006. The Company has a one-year employment contract with its Corporate Secretary, Ms. Barbara E. Woodside, which pays an annual salary of approximately $29,400 and expires on November 1, 2006.

Compensation Committee Interlocks and Insider Participation

No person who served as a member of the Compensation Committee during fiscal 2005 was a current or former officer or employee of the Company or engaged in certain transactions with the Company required to be disclosed by regulations of the SEC. Additionally, there were no compensation committee “interlocks” during 2005, which generally means that no executive officer of the Company served as a director or member of the compensation committee of another entity, which had an executive officer serving as a director or member of the Company’s Compensation Committee.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Securities Exchange Act of 1934 and the rules issued thereunder, the Corporation’s directors, executive officers and 10% shareholders are required to file with the Securities and Exchange Commission and the NYSE Arca reports of ownership and changes in ownership of the Corporation’s Common Stock. Copies of such forms are required to be furnished to the Corporation. Based solely on its review of the copies of such reports, or written representations that no reports were required, the Corporation believes that during 2005, its directors, executive officers and 10% shareholders complied with the Section 16(a) requirements.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

On March 14, 2006, the Board of Directors re-appointed Ehrhardt Keefe Steiner & Hottman P.C. (“EKS&H”) as its independent auditor for the year ended December 31, 2006, subject to shareholders’ approval. Shareholder ratification of the selection of EKS&H as the Corporation’s independent auditor is not required by the Corporation’s Bylaws or otherwise. However, the Board is submitting the selection of EKS&H to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Corporation and its stockholders.

The ratification of the appointment of EKS&H as the Corporation’s independent auditors for the year ended December 31, 2006 requires the affirmative vote of a majority of the outstanding voting shares of the Corporation present or represented and voting at the Annual Meeting. It is intended that, in the absence of a contrary direction, votes will be cast pursuant to the accompanying proxies for the appointment of EKS&H as independent auditors to audit the books and records of the Corporation at the close of the current calendar year. Neither EKS&H nor any of its partners has any financial interest in or any connection (other than as independent certified public accountants) with the Corporation. A representative of EKS&H is expected to be at the Annual Meeting, and will have the opportunity to make a statement and will respond to appropriate questions from shareholders present at the meeting.

GOLDEN CYCLE GOLD CORPORATION

AUDIT COMMITTEE REPORT

The Golden Cycle Gold Corporation Audit Committee oversees the Corporation’s financial reporting process on behalf of the Board of Directors. The Committee has three members, each of whom is “independent” as defined by applicable SEC, NYSE Arca and auditing standards. The Committee operates under a written charter, revised and adopted by the Board January 15, 2004.

The Committee assists the Board of Directors by overseeing the (1) integrity of the Corporation’s financial reporting and internal control, (2) independence and performance of the Corporation’s independent auditors, (3) and provides an avenue of communication between management, the independent auditors, and the Board of Directors.

In the course of providing its oversight responsibilities regarding the 2005 financial statements, the Committee reviewed the 2005 audited financial statements, which appear in the 2005 Annual Report to Shareholders, with management and the Corporation’s independent auditors. The Committee reviewed accounting principles, practices, and judgments as well as the adequacy and clarity of the notes to the financial statements.

The Committee reviewed the independence and performance of the independent auditors who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, and such other matters as required to be communicated by the independent auditors in accordance with Statement on Auditing Standards 61 (Codification of Statements on Auditing Standards, AU 380), as modified or supplemented.

The Committee meets with the independent auditors to discuss their audit plans, scope and timing on a regular basis, with or without management present. During the year 2005 the Committee met with the independent auditors four times. The Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board, Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent auditors the Independent Accountant’s independence.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Annual Report to the Securities and Exchange Commission on Form 10-K for the year ended December 31, 2005. The Committee and the Board have also recommended the selection of EKS&H as independent auditors for the Corporation for the year 2006.

Submitted by the following members of the Audit Committee of the Board of Directors:

Robert T. Thul (Chairman)	Dr. Taki N. Anagnoston	James C. Ruder

Audit Fees

The fees paid by the Corporation to EKS&H for services provided:

		2005	2004

1)	Audit fees, including audits of our annual financial statements, review of our quarterly financial statements and statutory audits of our foreign subsidiaries.	$28,065	$29,614
2)	Audit-related fees*	8,502	0
3)	Tax fees (including tax compliance and advice)	5,000	5,670
4)	All other fees.	0	0

*  Includes services provided in connection with a SEC comment letter and the Company’s amended report to the SEC on Form 10-K/A.

The Audit Committee has determined that the provision of tax preparation services by EKS&H is compatible with maintaining the independence of EKS&H.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent auditors. These services may include audit services, audit IT-related services, tax services and other services. Pre-approval is generally granted for up to one year and any pre-approval is detailed as to the particular service and generally subject to a specific budget. The independent auditors and management are required to report to the full Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. During 2005, the Audit Committee pre-approved the EKS&H audit services for quarterly review of four quarterly periods and corporate tax services.

Performance Graph. Set forth below is a line graph comparing the percentage change in the price of the Company’s Common Stock to (i) the Standard & Poor’s 500 Stock Index and (ii) the Standard & Poor’s Gold Index, each for the period of five fiscal years, commencing December 31, 2000 and ended December 31, 2005.

	Dec-00	Dec-01	Dec-02	Dec-03	Dec-04	Dec-05
Golden Cycle Gold Corp.	$100	$87	$217	$220	$194	$290
S&P© 500 Index	$100	$92	$80	$60	$80	$85
S&P© Gold Index	$100	$138	$200	$225	$205	$250

The stock price performance for the Company’s Common Stock is not necessarily indicative of future performance.

SHAREHOLDER PROPOSALS FOR 2007 ANNUAL MEETING OF SHAREHOLDERS

A Shareholder proposal to be presented at the 2007 Annual Meeting of Shareholders must be received at the Corporation’s office at 1515 South Tejon, Suite 201, Colorado Springs, Colorado 80906 no later than December 30, 2006 in order to be included in the proxy materials for that meeting.

By Order of the Board of Directors

Colorado Springs, Colorado	Barbara E. Woodside
April 30, 2006	Secretary

ANNUAL MEETING OF SHAREHOLDERS OF

GOLDEN CYCLE GOLD CORPORATION

June 6, 2006

Proxy # 1

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

Proposal 1. Election of Directors:					FOR	AGAINST	ABSTAIN
			2.	To ratify the appointment of Ehrhardt, Keefe, Steiner &
Hottman, P.C. as Independent auditors to audit the books
and records of the corporation at the close of the current year.
NOMINEES:
	FOR ALL NOMINEES	Taki N. Anagnoston
Donald L. Gustafson
	WITHHOLD AUTHORITY FOR ALL NOMINEES	R. Herbert Hampton

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the proxy will be voted “FOR” all nominees in Proposal No.1, and “FOR” Proposal No. 2.

James C. Ruder
	FOR ALL EXCEPT (See instructions below)	Robert T. Thul

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Stockholder		Date:	Signature of Stockholder		Date:
Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Proxy # 1

GOLDEN CYCLE GOLD CORPORATION

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 6, 2006

The undersigned shareholder of GOLDEN CYCLE GOLD CORPORATION (the “Corporation”) hereby appoints R. Herbert Hampton and Barbara E. Woodside, or either of them, acting singly in the absence of the others, attorneys and proxies, with full power of substitution and revocation, to vote all of the shares of Common Stock of the Corporation, which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held at The Sheraton Hotel, Colorado Springs, Colorado on June 6, 2006 at 9:00 a.m. (local time) or any adjournment or postponement thereof.

(To Be Signed on Reverse Side)

14475

ANNUAL MEETING OF SHAREHOLDERS OF

GOLDEN CYCLE GOLD CORPORATION

June 6, 2006

Proxy # 1

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible. - OR -	COMPANY NUMBER
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available	ACCOUNT NUMBER
when you call.

You may enter your voting instructions at 1-800-PROXIES up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

Proposal 1. Election of Directors:					FOR	AGAINST	ABSTAIN
			2.	To ratify the appointment of Ehrhardt, Keefe, Steiner &
Hottman, P.C. as independent auditors to audit the books
and records of the corporation at the close of the current year.
NOMINEES:
	FOR ALL NOMINEES	Taki N. Anagnoston
Donald L. Gustafson
	WITHHOLD AUTHORITY FOR ALL NOMINEES	R. Herbert Hampton

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction  is made, the proxy will be voted “FOR” all nominees in Proposal No.1, and “FOR” Proposal No. 2.

James C. Ruder
	FOR ALL EXCEPT (See instructions below)	Robert T. Thul

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Shareholder		Date:	Signature of Shareholder		Date:
Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.